The Sentinel Funds

Supplement dated April 11, 2014
to the Class A, Class C, Class S and Class I
Prospectus dated March 30, 2014

Sentinel Conservative Strategies Fund

Changes to Certain Non-Fundamental Investment Policies

On or about June 16, 2014 (the “Effective Date”), subject to the effectiveness of an amendment to the Sentinel Group Funds, Inc. registration statement, certain non-fundamental investment policies of Sentinel Conservative Strategies Fund (the “Fund”) will be modified to permit the Fund to invest without limitation in debt instruments, as discussed further below. On the Effective Date, the principal investment strategies of the Fund will be modified to reflect the change in investment policies as well as certain other changes, including investments in a wider variety of income-producing securities.

On the Effective Date, the name of the Fund will be changed to the Sentinel Multi-Asset Income Fund.

The Fund’s Board of Directors has approved these changes to allow the Fund’s portfolio manager greater flexibility in managing the Fund. No shareholder approval is required to effect these changes.

Changes to the Fund’s non-fundamental investment policies with respect to investments in debt instruments are outlined below.

Conservative Strategies Fund	Multi-Asset Income Fund
(prior to the Effective Date)	(on and after the Effective Date)
Debt Instruments:	Debt Instruments:
■ May invest up to 70% of its total assets in U.S. and	■ May invest up to 100% of its total assets in debt
non-U.S. sovereign government debt and U.S. and	instruments, including 100% in high-yield (below
non-U.S. dollar denominated investment-grade	investment-grade) bonds
corporate bonds
■ May invest up to 70% of its total assets in U.S. dollar
and non-U.S. dollar denominated bonds rated below
investment grade

The Fund’s other non-fundamental investment policies, including those regarding investments in equity securities and derivatives, will remain unchanged.

Implementation of the modified investment strategies will likely result in a portfolio turnover rate higher than the Fund’s historical average during the time immediately following the Effective Date until the time when the portfolio manager has transitioned the Fund’s holdings to consist of securities that are consistent with the Fund’s modified investment strategies. The portfolio turnover during this interim period may increase the Fund’s costs and reduce the Fund’s performance, and may increase the amount of capital gains recognized by the Fund and result in greater taxable income for shareholders.

Portfolio Management Change

Effective immediately, Jason Doiron, Head of Investments with Sentinel Asset Management, Inc. (“Sentinel”) and currently lead manager on the Sentinel Conservative Strategies Fund (the “Fund”), will assume sole portfolio management responsibilities for the Fund. Accordingly, effective immediately, the disclosure in the sections of the Prospectus relating to the portfolio management of the Fund is modified as stated below.

Fund Summaries – Sentinel Conservative Strategies Fund – Management – Portfolio Managers. This section of the Prospectus is hereby modified to read in its entirety as follows:

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2009.

Management of the Funds – Sentinel Conservative Strategies Fund. This section of the Prospectus is hereby modified to read in its entirety as follows:

Jason Doiron is responsible for day-to-day management of the Fund. He is assisted by a team of additional portfolio managers and analysts. He has managed or co-managed the Fund since 2009.

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